BLACKROCK FUNDSSM

                     MONEY MARKET PORTFOLIOS/SERVICE CLASS

      SUPPLEMENT TO WESTCORE FUNDS PROSPECTUS DATED JANUARY 28, 2002


BLACKROCK MONEY MARKET PORTFOLIO
--------------------------------

Primary Investment Strategies

The first paragraph under "Primary Investment Strategies" on page 3 has been amended to read as follows:

                  In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.





This Supplement is dated February 5, 2002.